UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Global High Income Bond Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We would like to welcome investors to the fund. This is our first shareholder letter, and although we don’t want to read too much into our early success, we are pleased to report strong results that outperformed our benchmark. As you know, this global high income strategy seeks high current income and, secondarily, capital appreciation. Most of the securities in which the fund invests have below investment-grade credit ratings. The fund’s broad investment mandate allows us to incorporate our highest-conviction ideas in the global high yield universe. While most traditional high yield funds incorporate a modest allocation to non-U.S. issuers, this fund has a greater emphasis on European high yield and emerging markets corporate bonds. We intend to target approximately 50% of the portfolio in North America-based high yield, 30% in European high yield, and 20% in emerging markets corporate bonds, but these allocations will deviate based on market conditions.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average modified duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

PORTFOLIO PERFORMANCE

The Global High Income Bond Fund posted solid gains in the roughly five-month period from its inception on January 22, 2015, through June 30, 2015. Your fund outperformed its benchmark, the BofA Merrill Lynch Global High Yield Index Hedged to USD, and its Lipper peer group. (Results for the Advisor Class were slightly higher, reflecting its different fee structure, cash flows, and other factors.) The fund’s net asset value gained $0.22 from its inception to the end of June. Complementing the share price advance, the portfolio also generated $0.26 of dividend income per share, resulting in a 4.86% total return. In the current low interest rate environment, we have attempted to generate above-average dividend income, while also focusing on capital appreciation. The fund’s 30-day SEC yield at the end of the reporting period was 5.81%.

The fund is managed with an awareness of its benchmark but will not attempt to mirror the BofA index. At the end of the reporting period, we held a significant overweight allocation to European high yield, and our 47% allocation in North American high yield bonds was almost nine percentage points underweight versus the benchmark. The portfolio is broadly diversified across industries, countries, and regions. We currently hold bonds from approximately 30 countries. As shown in the Quality Diversification table on page 4, the bulk of the portfolio is invested in split-B and higher rated bonds. Most of our holdings in the CCC and below bucket are North America-based credits, companies that we have researched, rated, and know intimately.

Background on the Strategy

T. Rowe Price has over 30 years of experience investing in high yield bonds through a variety of portfolios designed for individual and institutional investors. Over that time, we have witnessed the rapid global growth of the high yield asset class. The Global High Income Bond Fund integrates all of T. Rowe Price’s quantitative and qualitative fundamental and proprietary research from our global credit and equity analysts and complements our strength in core high yield bond investing.

MARKET ENVIRONMENT

In January 2015, the European Central Bank (ECB) announced that it would launch a large-scale quantitative easing (QE) program involving purchases of eurozone sovereign debt. The ECB began buying €60 billion of bonds per month in March and said it would continue the monthly purchases through at least September 2016. The QE program supported a powerful rally in European high yield bonds. In contrast to the ECB, the Federal Reserve removed the word “patient” from its policy meeting statement in March regarding the timing of its first interest rate increase, paving the way for it to eventually raise rates. This could happen as early as this fall, though the timing remains uncertain.

Central banks in emerging markets raised interest rates in some parts of the world to curb inflationary pressures and lowered them in many others to spur economic growth. The emerging markets corporate bond asset class, which is largely denominated in U.S. dollars, was one of the strongest-performing segments in the broad fixed income market during our reporting period. However, in June, the global high yield bond market experienced volatility and a modest pullback as Greece’s negotiations over payments due to the International Monetary Fund and the ECB dominated headlines, and China’s stock market plunged. Nevertheless, U.S. and European high yield bonds and emerging markets corporate debt posted strong total returns since the fund’s inception.

PORTFOLIO STRATEGY AND INVESTMENT PHILOSOPHY

In a low interest rate world, we believe that there will be sustained demand for high income-oriented strategies. Global high yield debt is an attractive alternative for investors who are willing to accept potential higher volatility in exchange for higher coupons and shorter duration. (Duration is a measure of a portfolio’s sensitivity to interest rate fluctuations.) Demand for investments that generate high income has mushroomed in recent years. While the entire high yield asset class has approximately doubled in size over the past decade, the European high yield and emerging markets corporate bond asset classes are growing fastest.

This globally diversified fund seeks to provide higher total returns than North America-based high yield bond strategies through credit selection and strategic allocations driven by a world-class, fundamental research platform of more than 200 fixed income and equity analysts stationed around the globe. The strategy integrates T. Rowe Price’s fundamental and proprietary research and a sophisticated portfolio construction process and is led by a highly tenured and experienced management team.

Our investment universe consists of approximately 1,000 North American high yield, 400 European high yield, and 550 emerging markets corporate bond issuers. In addition to our strength in bottom-up credit selection, we employ top-down screens to identify key themes in industries, sectors, countries, and regions and across credit qualities. Our goal is to hold 125 to 150 issuers, making the portfolio relatively concentrated in our highest-conviction ideas from a global perspective. In Europe (approximately 30% of the portfolio), our target is holding 30 to 35 issuers, in emerging and frontier markets (20%) we look to own about 25 names, and the balance will be invested in about 75 North America-based high yield bond issuers. It is important to note that the portfolio is not exposed to currency fluctuations, as all non-U.S. dollar-denominated holdings are fully hedged back to the U.S. dollar to avoid the impact of currency translation on performance.

First and foremost, the portfolio’s construction is rooted in bottom-up credit selection. However, as we look across the three areas where we invest, certain themes will emerge, including those associated with sector and economic growth prospects that will shape our top-down perspective. Because of the fund’s global reach, our portfolio construction process incorporates significant macroeconomic analysis—the outlook from our sovereign analysts has a significant influence on the portfolio’s credit quality, security mix, and country allocation decisions.

PORTFOLIO REVIEW

The fund has generated excellent absolute and relative returns since its inception. Early in the period, we seized the opportunity to buy emerging markets corporates that were punished in 2014 when commodities prices tumbled. We established positions in several developing markets credits that were trading significantly below par value, and we generated significant capital appreciation as they recovered in the first half of the year. Our underweight to the largest emerging markets, which are often referred to as the BRICs (Brazil, Russia, India, and China), and our focus on shorter-duration bonds also contributed to relative returns. We generated good gains in First Quantum Minerals, an African mining company, and Vedanta Resources, an Indian miner, which demonstrates the advantage of a global approach. The metals and mining industry has been the worst-performing segment of the North American high yield market for the year to date—coal and steel companies are struggling amid weakness in commodity prices. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Energy is the largest industry in the North American high yield market and the second-largest behind financials in the global high yield benchmark. It historically has been viewed as a defensive industry because of its stable stream of revenues, income, and cash flow. Although energy is the fund’s largest industry allocation, we were underweight versus the benchmark, and it detracted from our relative returns slightly more than credit selection contributed as this segment of the high yield market staged an impressive comeback from last year’s declines. The world’s largest global high yield issuer is Petrobras (Brazil). It was downgraded into the high yield market (becoming a “fallen angel”) due to a massive corruption scandal and its large debt load. We held a modest position in Petrobras at the fund’s inception. The company subsequently issued a new bond, which we found attractive, and our positions have performed favorably. Many of the world’s largest energy companies are based in emerging markets and are facing credit ratings downgrades due to the prospect of a prolonged period of depressed oil prices.

M&A: Good for the Fund and the Asset Class
We actively look for companies that might be bought by investment-grade companies, and we believe that the sell-off in the energy space is likely to spur meaningful merger activity in the industry. We benefited from a meaningful position in an energy company that received a takeover bid. Houston-based Rosetta Resources generated strong gains after the onshore oil and gas exploration and development firm received a buyout offer from Noble Energy.

For the most part, recent merger and acquisition (M&A) activity has been strategic deals that are designed to grow businesses, rather than financial engineering, which was in vogue prior to the financial crisis in 2008 and often included massive leverage. In our view, the volume of “good” M&A transactions is a leading indicator that reflects the confidence management teams have in the future of their companies. Hostile takeover bids are also on the rise, which we view as an even better barometer of confidence. Rising M&A activity generally has been a positive portent for the high yield market, and we are reasonably encouraged by the quality of the issuance coming to market.

The fund’s 20 best-performing issuers handily outperformed the 20 poorest performers. Our top 20 contributors generated 221 basis points (100 basis points equals 1.00%) of contribution to the portfolio’s performance. The 20 worst performers cost us only 40 basis points. The stark contrast exemplifies how strong our credit selection was in our reporting period. Our three top-performing issuers, domiciled in Colombia, Zambia, and India, respectively, contributed 55 basis points to performance, demonstrating that we are uncovering good companies all over the world. On the flip side, our largest detractors were U.S. holdings. Murray Energy, an Ohio-based coal company that executed a large bond refinancing this year, cost us eight basis points. SandRidge Energy, an Oklahoma-based oil and gas exploration company, was the second-largest detractor and nicked us for five basis points. The rest of our 20 most significant detractors combined cost fund performance 27 basis points.

Our focus in European high yield is in B rated credits. Formerly a small esoteric market, European high yield has rapidly blossomed over the last several years. As a result of increasing regulations, regional banks are reluctant to lend—especially to privately held, less-established companies—leading more European firms to tap the capital markets to finance their growth. The European high yield market is roughly one-third of the size of North America’s high yield market. Europe’s market is also significantly less efficient, providing us with opportunities to capitalize on mispriced bonds. We anticipate continued rapid growth given the European market environment.

In general, within emerging markets corporates, we favor BB and BBB rated bonds. The yield spreads—the additional yield above that of a comparable-maturity Treasury security that investors demand for holding a bond with credit risk—on BBB and crossover (ratings split between high yield and investment grade) issuance are often higher than on lower-rated developed market bonds. Approximately 30% of all emerging markets corporate bond issuers are rated below investment grade. The asset class is broadly diversified from an industry and regional standpoint, which provides opportunities to exploit different economic and interest rate cycles as well as sector themes. However, as the least followed area of the global credit markets, emerging markets corporates are the most inefficient, and that is the reason for our higher-quality bias.

OUTLOOK

The fund’s broad scope—investing in North American and European high yield and emerging markets corporate bonds—provides diversification and the potential to outperform traditional U.S.-centric high yield funds. Historically, there has been a high correlation between the performance of North American and global high yield. But this relationship has begun to break down as markets expand and mature and are at different stages of economic recovery. We believe that correlations should continue to decline given the unique economic and political forces around the globe.

Despite idiosyncratic challenges, we are pleased to report that we see improving fundamentals supporting the majority of our holdings. Companies in the global high yield market, including some energy producers, have improved their balance sheets and increased their cash reserves over the past five years. Because of a huge refinancing cycle in the current low interest rate environment, there is not a significant amount of debt coming due over the next few years, which supports our belief that defaults will remain at moderate levels.

However, we are mindful that defaults in the energy and mining segments of the market could rise if oil and commodity prices decline further or remain low for an extended period. Another risk for our market, although manageable, will arrive when the Fed implements its rate liftoff. Skittish investors who do not appreciate the lower-duration profile and higher yields typical of below investment-grade bonds will likely sell out of the asset class for fear of price declines related to rising rates. This could cause some market weakness, but as long-term investors, we will be poised to capitalize on these conditions.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We believe that a truly globally diversified portfolio offers a compelling investment opportunity in the high yield bond market.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Cochairman of the fund’s Investment Advisory Committee

Michael Della Vedova
Cochairman of the fund’s Investment Advisory Committee

July 15, 2015

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bond funds could experience greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

We would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past year as investors began to consider the ramifications of a potential rise in interest rates. The volatility has highlighted the importance of sound risk management.

Bond fund assets have grown substantially over the past three decades, with much of the growth taking place since 2008. This has been beneficial in many ways, but like all positive events, it has side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other financial markets. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was considerably smaller than it is today, however.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, and taking other steps to ensure successful implementation of our investment strategy. We want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

GLOSSARY

BofA Merrill Lynch Global High Yield Index Hedged to USD: This index tracks the performance of global below investment-grade corporate bonds and excludes the effects of currency fluctuation versus the U.S. dollar.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 6/30/15
Ardagh Finance	2.4%
Liberty Global	2.0
Horizon Pharma	1.6
Petra Diamonds	1.6
Wind Acquisition	1.5
Altice Finco S.A.	1.5
Altice S.A.	1.5
Vedanta Resources	1.4
Seven Generations Energy	1.4
Nyrstar Netherlands	1.3
Tenet Healthcare	1.2
NRG Energy	1.2
Matador Resources	1.2
Matalan Finance	1.2
New Look Bondco	1.2
TBG Global Pte	1.1
Pacific Rubiales Energy	1.1
Pfleiderer GmbH	1.1
Digicel Group	1.1
Vimpel Communications	1.0
Cirsa Finance Luxembourg	1.0
B Communications	1.0
Bormioli Rocco	1.0
Charter Communications	1.0
Metaldyne	0.9
Total	32.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.2%		
Convertible Bonds 0.2%		
Mercadolibre, 2.25%, 7/1/19 (USD) (1)	35,000	44
Total Argentina (Cost $42)		44
BRAZIL 3.1%		
Corporate Bonds 3.1%		
Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) (1)	200,000	199
Minerva Luxembourg, 7.75%, 1/31/23 (USD) (1)	200,000	202
Petrobras Global Finance, 6.85%, 6/5/2115 (USD)	254,000	211
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	200,000	197
Total Brazil (Cost $814)		809
CANADA 7.0%		
Corporate Bonds 7.0%		
Air Canada, 7.75%, 4/15/21 (USD) (1)	175,000	187
Burger King, 4.625%, 1/15/22 (USD) (1)	100,000	99
Canbriam Energy, 9.75%, 11/15/19 (USD) (1)	150,000	154
Concordia Healthcare, 7.00%, 4/15/23 (USD) (1)	200,000	200
Lundin Mining, 7.50%, 11/1/20 (USD) (1)	200,000	215
Precision Drilling, 6.625%, 11/15/20 (USD)	200,000	197
Reliance Intermediate, 6.50%, 4/1/23 (USD) (1)	175,000	182
Seven Generations Energy, 6.75%, 5/1/23 (USD) (1)	125,000	125
Seven Generations Energy, 8.25%, 5/15/20 (USD) (1)	225,000	239
Tervita, 8.00%, 11/15/18 (USD) (1)	150,000	139
Valeant Pharmaceuticals, 5.375%, 3/15/20 (USD) (1)	125,000	128
Total Canada (Cost $1,846)		1,865
CHINA 2.5%		
Corporate Bonds 2.5%		
Agile Property Holdings, 8.875%, 4/28/17 (USD)	225,000	228
CIFI Holdings Group, 12.25%, 4/15/18 (USD)	200,000	219

KWG Property, 13.25%, 3/22/17 (USD)	200,000	219
Total China (Cost $654)		666

COLOMBIA 1.1%

Corporate Bonds 1.1%

Pacific Rubiales Energy, 5.375%, 1/26/19 (USD) (1)	250,000	206
Pacific Rubiales Energy, 7.25%, 12/12/21 (USD) (1)	100,000	83
Total Colombia (Cost $254)		289

CZECH REPUBLIC 0.6%

Corporate Bonds 0.6%

RPG Byty, 6.75%, 5/1/20 (EUR)	125,000	147
Total Czech Republic (Cost $144)		147

FRANCE 3.5%

Corporate Bonds 3.5%

CGG Veritas, 6.875%, 1/15/22 (USD)	200,000	165
Ephios Bondco, 6.25%, 7/1/22 (1)	125,000	134
Europcar Groupe, 5.75%, 6/15/22 (1)	100,000	114
Holding Medi-Partenaires, 7.00%, 5/15/20	125,000	148
Loxam, 7.00%, 7/23/22	150,000	169
Numericable Group, 6.25%, 5/15/24 (USD) (1)	200,000	196
Total France (Cost $923)		926

GERMANY 3.7%

Corporate Bonds 3.7%

JH Holding Finance, PIK, 8.25%, 12/1/22 (1)	100,000	116
Kirk Beauty, 6.25%, 7/15/22 (1)	100,000	110
Kraussmaffei, 8.75%, 12/15/20	112,500	134
Pfleiderer, 7.875%, 8/1/19	250,000	285

JAMAICA 1.0%		
Corporate Bonds 1.0%		
Digicel Group, 8.25%, 9/30/20 (USD) (1)	275,000	276
Total Jamaica (Cost $278)		276
KAZAKHSTAN 0.8%		
Corporate Bonds 0.8%		
HSBK Europe, 7.25%, 5/3/17 (USD)	200,000	208
Total Kazakhstan (Cost $198)		208
LUXEMBOURG 3.1%		
Corporate Bonds 3.1%		
Ardagh Finance, PIK, 8.375%, 6/15/19	360,468	407
Ardagh Finance, PIK, 8.625%, 6/15/19 (USD) (1)	208,625	215
Millicom International Cellular, 6.625%, 10/15/21 (USD) (1)	200,000	207
Total Luxembourg (Cost $829)		829
MEXICO 2.2%		
Corporate Bonds 2.2%		
Cemex Finance, 9.375%, 10/12/22 (USD) (1)	200,000	224
Metalsa, 4.90%, 4/24/23 (USD) (1)	150,000	142
Servicios Corporativos Javer, 9.875%, 4/6/21 (USD) (1)	200,000	214
Total Mexico (Cost $578)		580
NETHERLANDS 2.6%		
Corporate Bonds 2.6%		
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (USD) (1)	175,000	178
Nyrstar Netherlands, 8.50%, 9/15/19	300,000	347

SWEDEN 0.9%

Corporate Bonds 0.9%		
Dometic Group, PIK, 9.50%, 6/26/19 (EUR) (1)	100,000	112
Norcell Sweden Holding, 5.25%, 11/4/19	1,000,000	126
Total Sweden (Cost $236)		238

SWITZERLAND 0.9%

Corporate Bonds 0.9%		
Onex Wizard II, 7.75%, 2/15/23 (EUR) (1)	200,000	232
Total Switzerland (Cost $231)		232

TRINIDAD AND TOBAGO 0.8%

Corporate Bonds 0.8%		
Consolidated Energy Finance, 6.75%, 10/15/19 (USD) (1)	200,000	204
Total Trinidad and Tobago (Cost $192)		204

TURKEY 1.5%

Corporate Bonds 1.5%		
Turkiye Vakiflar Bankasi, FRN, 6.875%, 2/3/25 (USD)	200,000	197
YASAR Holdings, 8.875%, 5/6/20 (USD)	200,000	212
Total Turkey (Cost $405)		409

UNITED KINGDOM 5.5%

Corporate Bonds 5.5%		
Barclays, FRN, 8.25%, 12/31/2100 (USD)	200,000	212
Boparan Finance, 5.25%, 7/15/19 (1)	100,000	149
Maisons du Monde, 9.00%, 8/1/20 (EUR)	150,000	178
Matalan Finance, 6.875%, 6/1/19	200,000	306
Nationwide Building Society, FRN, 6.875%, 3/11/49	100,000	155
New Look Secured Issuer, 6.50%, 7/1/22 (1)	100,000	152

New Look Senior Issuer, 8.00%, 7/1/23 (1)	100,000	152
Virgin Media Finance, 6.375%, 10/15/24	100,000	163
Total United Kingdom (Cost $1,450)		1,467

UNITED STATES 39.8%

Convertible Preferred Stock 0.5%

Actavis, Series A	67	70
American Tower	442	44
		114

Corporate Bonds 39.3%

Advanced Micro Devices, 6.75%, 3/1/19	150,000	136
AK Steel, 7.625%, 10/1/21	200,000	163
Aleris International, 7.875%, 11/1/20	200,000	207
Alliance Data Systems, 6.375%, 4/1/20 (1)	175,000	181
Ancestry.com, 11.00%, 12/15/20	200,000	227
Boyd Gaming, 6.875%, 5/15/23	125,000	128
Charter Communications Holdings, 5.75%, 9/1/23	50,000	50
Charter Communications Holdings, 5.75%, 1/15/24	100,000	101
Charter Communications Holdings, 6.625%, 1/31/22	100,000	104
Chesapeake Energy, 6.625%, 8/15/20	100,000	98
Commscope Tech Finance, 6.00%, 6/15/25 (1)	50,000	50
CrownRock, 7.125%, 4/15/21 (1)	25,000	26
CrownRock, 7.75%, 2/15/23 (1)	50,000	53
DJO Finco, 8.125%, 6/15/21 (1)	175,000	180
Dollar Tree, 5.75%, 3/1/23 (1)	175,000	183
Endo Finance, 6.00%, 2/1/25 (1)	200,000	203
Energizer Spinco, 5.50%, 6/15/25 (1)	100,000	98
Ferrellgas, 6.75%, 6/15/23 (1)	150,000	151
Gardner Denver, 6.875%, 8/15/21 (1)	175,000	159
GenOn Energy, 9.50%, 10/15/18	300,000	307
Halcon Resources, 8.625%, 2/1/20 (1)	175,000	173
Hexion, 10.00%, 4/15/20	75,000	77

Horizon Pharmaceutical Financing, 6.625%, 5/1/23 (1)	400,000	417
HRG Group, 7.875%, 7/15/19 (1)	175,000	185
Infor, 6.50%, 5/15/22 (1)	100,000	102
Jo-Ann Stores, 8.125%, 3/15/19 (1)	225,000	213
Kindred Escrow, 8.75%, 1/15/23 (1)	100,000	109
Laureate Education, VR, 10.00%, 9/1/19 (1)	225,000	210
Level 3 Financing, 6.125%, 1/15/21	150,000	157
Matador Resources, 6.875%, 4/15/23 (1)	300,000	306
Mercer International, 7.00%, 12/1/19	100,000	105
Metaldyne, 7.375%, 10/15/22	225,000	239
Momentive Preformance, 3.88%, 10/24/21	175,000	157
Monitronics International, 9.125%, 4/1/20	200,000	192
Murray Energy, 11.25%, 4/15/21 (1)	225,000	189
Nationstar Mortgage, 6.50%, 7/1/21	200,000	187
Navistar International, 8.25%, 11/1/21	200,000	191
NCI Building Systems, 8.25%, 1/15/23 (1)	175,000	186
Ocwen Financial, STEP, 7.125%, 5/15/19 (1)	250,000	234
Omega US Sub, 8.75%, 7/15/23 (1)	125,000	125
Outerwall, 5.875%, 6/15/21	50,000	48
Outerwall, 6.00%, 3/15/19	125,000	125
Pacific Drilling, 7.25%, 12/1/17 (1)	200,000	183
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	150,000	155
Post Holdings, 7.375%, 2/15/22	100,000	102
Provident Funding, 6.75%, 6/15/21 (1)	225,000	214
Quicken Loans, 5.75%, 5/1/25 (1)	125,000	120
Range Resources, 4.875%, 5/15/25 (1)	150,000	146
Reynolds Group Holdings, 8.25%, 2/15/21	225,000	233
Rosetta Resources, 5.875%, 6/1/24	125,000	134
RSI Home Products, 6.50%, 3/15/23 (1)	125,000	125
SandRidge Energy, 8.75%, 6/1/20 (1)	150,000	136
Sprint, 7.125%, 6/15/24	125,000	116
SS&C Technologies, 5.875%, 7/15/23 (1)	50,000	50
Station Casinos, 7.50%, 3/1/21	50,000	53
T-Mobile USA, 6.00%, 3/1/23	200,000	205

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global High Income Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high income primarily through investments in below-investment grade bonds and other income producing instruments and, secondarily, capital appreciation. The fund has two classes of shares: the Global High Income Bond Fund original share class, referred to in this report as the Investor Class, offered since January 22, 2015, and the Global High Income Bond Fund–Advisor Class (Advisor Class), offered since January 22, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the period ended June 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended June 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2015, the fund held foreign exchange derivatives with a fair value of $15,000, included in Unrealized gain on forward currency exchange contracts, and $2,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the period ended June 30, 2015, the fund recognized $27,000 of realized loss on Foreign Currency Transactions and a $13,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of June 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended June 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 22% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 18% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt Securities At June 30, 2015, approximately 94% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $34,775,000 and $9,534,000, respectively, for the period ended June 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $25,956,000. Net unrealized gain aggregated $158,000 at period-end, of which $423,000 related to appreciated investments and $265,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $56,000 were waived and expenses in the amount of $95,000 were reimbursed by Price Associates during the period ended June 30, 2015. Including these amounts, management fees waived in the amount of $151,000 remain subject to repayment at June 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended June 30, 2015, expenses incurred pursuant to these service agreements were $92,000 for Price Associates and $5,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,475,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 58% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board did not review the fund’s performance since it just incepted in January 2015.

Costs, Benefits, Profits, and Economies of Scale
The Board received information on the estimated costs incurred and profits realized by the Advisor from managing other T. Rowe Price mutual funds but did not review information regarding profits realized from managing the fund in particular because the fund just incepted in January 2015.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Investor Class and Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board did not review fee information specific to the fund since it just incepted in January 2015.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, and noting that the fund had not begun operations until after 2014, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015